Plug Power Analyst & Investor Day
October 8, 2009
COMPANY CONFIDENTIAL PLUG POWER INC. PROPRIETARY: No part of this publication may be reproduced, stored in a retrieval system, or transmitted in any form or by any means - electronic, mechanical, photocopying, recording or otherwise - without the permission of Plug Power Inc. Copyright 2009 by Plug Power Inc.

Safe Harbor Statement
This communication contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, including but not limited to statements regarding the number of GenDrive and GenSys unit shipments expected for 2010 and our expectations for achieving profitability and positive cash flow in 2012. We believe that it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements, including, without limitation, the risk that pending orders will not result in purchase orders, that unit orders will not ship, be installed and/or convert to revenue, in whole or in part;
Plug Power’s expectations regarding future financial performance; Plug Power’s ability to develop commercially viable energy products; the cost and timing of developing Plug Power’s energy products;
market acceptance of Plug Power’s energy products; Plug Power’s ability to manufacture energy products on a large-scale commercial basis; competitive factors, such as price competition and competition from other traditional and alternative energy companies; the cost and availability of components and parts for Plug Power’s energy products; Plug Power’s ability to establish relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of fuel and fueling infrastructures for Plug
Power’s energy products; Plug Power’s ability to protect its Intellectual Property; Plug Power’s ability to lower the cost of its energy products and demonstrate their reliability; the cost of complying with current and future governmental regulations; the impact of deregulation and restructuring of the electric utility industry on demand for Plug Power’s energy products; and other risks and uncertainties discussed under “Item IA—Risk Factors” in Plug Power’s annual report on Form 10-K for the fiscal year ended
December 31, 2008, filed with the Securities and Exchange Commission (“SEC”) on March 16, 2009,
and the reports Plug Power files from time to time with the SEC. Plug Power does not intend to and undertakes no duty to update the information contained in this communication.

Plug Power’s Path to Profitability
Andy Marsh
CEO

Agenda
Introduction Andy Marsh, CEO
Plug Power Presentation      Erik Hansen, General Manager - Material Handling
Mark Sperry, General Manager - Prime Power
Gerry Anderson, CFO
Q&A Session Andy Marsh
Afternoon Program & Tour    Plug Power & Guests

Highlights of the Past 12 Months
We have received 873 unit orders with
invoiceable value of $22 million
We have reduced the cash burn rate by 40%
We have reduced unit cost by an average of
40%
We have built sales organizations for
material handling and prime power in
targeted markets

Frequently Asked Questions
Why Plug Power?
When will the fuel cell industry emerge from the lab?
What value are we offering customers?
How large are these markets?
How and when will Plug Power become profitable?
What are your future capital requirements?

Core Competencies
Design expertise in fuel cell systems
•  PEM fuel cell stacks
•  Balance of plant
•  Reformer technology
•  System integration
Ability to meet customer requirements
•  Breadth of experience
•  Application knowledge
Strength of customer relationships
•  Direct sales
•  OEMs
•  After-market support
Strength of strategic partner relationships

GenDrive™

GenSys®

plugpower

plugpower POWER AHEAD

Plug Power: Focus on two markets
Material Handling
•  Power for forklift trucks
Prime Power
•  Power for cell towers in remote areas

Material Handling
Large market with 1.7 million trucks in
North America
Value:
•  Increased productivity by 15%
•  IRR for many customers exceeding
30%
•  Up to a 90% reduction in carbon
footprint
We will ship 1,100 units in 2010

Prime Power
Focus on India and the developing
world
•  India alone is an $800 million
annual opportunity
Value:
•  3 times more efficient than generators
•  Up to 50% lower fuel costs
•  90% improvement in carbon footprint
•  Two year payback
We will ship 1,000 units in 2010

Plug Power’s Path to Profitability
We will achieve
profitability in 2012

Beyond 2012
Expanding geographies
•  Beyond North America and India
Expanding applications
•  Specialty vehicles
•  Wide scale generator replacements
Expanding products
•  Leveraging the industry leading stack
•  Hybrid vehicles

Material Handling
Erik J. Hansen
VP and General Manager - Motive Power

Material Handling: Highlights of the past 12 months
Received over 650 unit orders
Operating first greenfield site with 140 fuel cell powered trucks
Launching class 2, stand-up reach, product for retail and food distribution
Cumulative Fuel Cell Operating Hours
Reduced material cost by 40%
1,200
Achieved up to 99% uptime
1,000
800
Dispensed ~55,000 kg of hydrogen
600
400
Exceeded more than 1,000,000
operating hours
200
0
Q3 '08 Q4 '09 Q1 '09 Q2 '09 Q3 '08

GENCO

ANHEUSER-BUSCH Companies

Walmart

Centrella

Wegmans

WHOLE FOODS MARKET

Coca-Cola

SYSCO

Nestlé Waters

Kimberly-Clark

FedEx Freight

BRIDGESTONE Firestone

DEFENSE LOGISTICS AGENCY

U.S.ARMY

NISSAN

AIR CANADA

plugpower POWER AHEAD

Customer Base is Building

Customer Value
Class 1 Sit-down Lift Trucks Class 2 Stand-up Reach Trucks Class 3 Rider Pallet Trucks
Fuel cell products power an expanding range of OEM lift trucks
Products deliver
•   Increased productivity
•   Lower operating cost with return on investment
•   Reduction in carbon emissions and environmental benefits

Customer Installation - Central Grocers
2 shift operation
360 days per year

800,000 ft2 facility

Greenfield site
140 Class 3 units in present daily
operation
80 Class 2 units to be added in Q1
2010
Both dry-good and freezer
operations, same performance in
both types of operation
Service provided by Yale Equipment
Services, local dealer

Economic Value
Conversion of typical high throughput distribution center
Financial Model  -  Fuel Cell versus Battery Powered Fleet
Stand-Up   Pallet   Total
Number of Units Purchased 25 75 100
Differential in initial Capital Cost ($292,000)
Differential in Annual Costs ($580,000)
Differential in Annual Savings $842,000
Business Metrics
IRR* 61%
Payback (Years) 1.74
Total Savings * $1,014,240
*Calculated 5 years from time of purchase

Tons of CO2 Produced per Year

plugpower POWER AHEAD

Environmental Value
Reducing Carbon Footprint

Fuel Supply: Wide liquid H2 distribution network in North America

Fuel Costs: Typically   H
2
 cost between $4 and $6 / kg, plus operating costs
Greenhouse Gas Emissions
LPG / Grid / Reforming / Liquid H 2
Based on an actual 260 truck fleet (typical mix)
8000
7000
6000
5000
90%
Reduction
4000
over LPG
3000
2000
1000
7512 2810 2010
699
0
LPG Truck Grid Charging Fuel Cell Fuel Cell
Emissions Emissions - Onsite Emissions - Liquid
Reforming Hydrogen
Carbon Emissions Reduction:
90% compared to LPG.   75% compared to grid charging.

North American Market
1.7 million trucks installed
Market is addressable because
customers have …
•   Product requirements
•   Fleet usage
•   Availability of hydrogen
…that allow Plug Power to
provide a positive return on
investment
380,000 trucks servable
We can economically operate in 380,000 trucks today

Market Engagement
Strategic Accounts
•  Top 10 national accounts represent more than 260
distribution centers in North America
•  Other key accounts
Channels - Sales and Service
•  Direct
•  OEM truck national accounts
•  OEM dealer network
Business model replicates the lift truck market
•  GenDrive warranty equivalent to truck warranty
•  Installation, service and hydrogen support through
dealer networks and fuel providers
Focus on North America and expanding into
Europe and Asia

plug power
CAT
BRIDGESTONE
Firestone

plug power
POWER POWER AHEAD

GenDrive Regional Sales and Service Strategy
Truck
OEM
Sale
OEM
Service
Dealer

GenDrive Regional Sales and Service Strategy

plug power
Sale
Truck OEM
OEM Dealer
Sale
Service
Centrella
SINCE 1917
Yale
Yale

plug power
POWER AHEAD

GenDrive Regional Sales and Service Strategy
Truck
Sale Sale
OEM
OEM
Service
Dealer

Plug Power has the Products
2009 2010 2011 2012
Commercially
Pallet Trucks
Available
(Class 3)
Including freezer
Stand-Up Reach Turret &
Commercially
Counter Balance
Available
(Class 2 & 1)
Stock Pickers
Commercially
(Class 2)
Available
Three and Four Wheel Sit Down
Commercially
Counter Balance
Available
(Class 1)

GenDrive Summary
Valuable Offering
•  Improve productivity
•  Achieve IRR
•  Reduce emissions
Increase market penetration
•  Expansion of product offerings
•  Leverage OEM channel
and dealer network
 We will ship 1,100 units next year

Prime Power
Mark Sperry
SVP and General Manager, Continuous Power

Prime Power:   Highlights of the past 12 months
$7 million anchor order from TATA (WTTIL) for 200 units
and associated 5 year service contract to be delivered by
3/31/10
Reduced GenSys direct material cost by > 50%
Established and staffed Plug Power Energy India
•    Sales and service organization
Finalized agreements with in-country contract
manufacturing and fuel service providers

Customer Value
GenSys
Fuel cell system fueled by liquefied petroleum gas (LPG)
Designed specifically to penetrate cell tower markets where
grid quality is poor
Displacing incumbent diesel generator technology by offering the customer a 20 to 30% decrease in power generation
expense

Millions of Wireless Subscribers in India
Wireless Subscribers (MM)
600
500
400
300
200
100
0
(PROJ.)
1994
1996
1998
2000
2002
2004
2006
2008
2010
Year

plugpower

POWER AHEAD

India Telecom Growth
Market for alternative power generation
THE fastest growing telecom market in the world… ~470 million
2nd largest telecom market by subscriber base (behind China)
Has added an average of more than 13 million new subscribers per month in 2009
Although the Indian telecom market is accelerating,
6 out of 10 Indians still do not have a cell phone

Circles
Metro
A
B
C
Jammu & Kashmir
Himachal Pradesh
New Delhi
Punjab
Uttar Pradesh (West)
Haryana
Rajasthan
Uttar Pradesh (East)
North East
Assam
Bihar
West Bengal
Kolkata
Gujarat
Madhya Pradesh
Orissa
Maharashtra
Mumbai
Andhra Pradesh
Karnataka
Tamil Nadu
Kerala
Andoman and Nicobar Islands (part of West Bengal circle)

India Telecom Growth Trend
Urban teledensity: 81.4%
Rural teledensity: 12.6%
Rural areas represent:
• 70% of total Indian population (812 million
people) - untapped market of 700 million
• 64% of national expenditures (investment)
• 56% of total income
Growth is expected to move into the B and C
circles (Uttar Pradesh, Madhya Pradesh, Bihar,
Orissa)
GenSys business case is strongest in rural areas
Rural area
> Low grid quality  -
 >DG Replacement

Addressable Market
To support this growth, tens of thousands of new cell tower constructions are being planned annually
Existing Retrofit
Sites Opportunity
27,500
275,000 10% per year
Non-Grid
Sites
45,000 per
10,000
year
20% per year
Greenfield
Sites
Outages >
50,000
10 hrs daily
7,500
new sites
per year
15% per year
250,000 new cell towers is a conservative estimate of infrastructure growth in the next 5 years - GenSys is a candidate for 135,000 sites thru 2012

Fuel Processor
Fuel Cell Stack
Power Conditioning
Air
Fuel
Air
DC/DC Converter
48VDC
Water
Batteries
Catalyst reactors convert fuel into H_2 rich gas.
Chemical reaction of Air(O_2) and H_2 generates electricity, heat and water.
DC/DC converter regulates output voltage. Batteries provide start-up power.

plugpower POWER AHEAD

GenSys Product Overview
Power output: 1 to 6 kW @ 54.5 V Water independent operation
Continuous duty Noise: < 65 dBA @ 3 meters
Primary fuel: LPG (Propane / Butane Mix) Economic life: 5 years
Basic System Architecture
GenSys has been designed specifically for the Indian telecom cell tower application

Sponsored By
Hindustan Petroleum Corporation Limited
जीहाँ!
GAS

plugpower
POWER AHEAD

Demonstrated Suitability for Telecom Application
GenSys is proven in commercial use and has been fully qualified by TATA (WTTIL) after operating flawlessly throughout a 3-month field trial
The fuel cell system provided power to:
•  BTS equipment
•  Variable air conditioning
(indoor cell tower site)
•  Backup batteries bank
Plug Power will ship 200 GenSys
systems to TATA cell tower sites by
March 31, 2010
WTTIL Field Trial
Bijnour, Uttar Pradesh, India

Efficiency Comparison
Fuel Cell vs. Diesel Generator
(Beginning of Life)
35%
30%
25%
20%
15%
10%
5%
0%
Efficiency (%)
28.7%
29.7%
28.6%
27.4%
26.8%
20.1%
21.1%
19.4%
17.4%
14.9%
11.5%
6.8%
1
2
3
4
5
6
Power Output (kW)
Efficiency GenSys FC System
Efficiency Diesel Generator

plugpower POWER AHEAD

Incumbent Technology: Diesel Generators
Mismatch for the cell tower application that typically draws 1 kW to 6 kW
Excessive turndown ratio
Minimum industrial size:
15 kVA (12 kW)
GenSys offers up to a 3x efficiency improvement over the DG

GenSys Value Proposition

GenSys System	Features	Diesel Generator
43,800 Hours (5 Years)	System Life	15,000 Hours (1.71 Years)
System, Inverter, Batteries 15% more	5-Year Capital Costs	3 Generators, AMF Panel, PIU, SMPS, Batteries 15% less
Range: 20% to 32%	Efficiency $\frac{P_{out}}{P_{In}}$	Range: 7% to 21%
LPG, potential to run on a range of hydrocarbons	Fuel Type	Diesel
1/2 fuel expense compared to DG	5-Year Fuel Costs	2x fuel expense compared to fuel cell
Comparable maintenance 20% more than DG	5-Year Maintenance Costs	Comparable maintenance 20% less than FC
>99%	Reliability / Availability	95%
12 metric tons of C @ 6 kW, 0.4 g of NO_x, 0.06 g of SO_x, 0.51 g of CO annually	Emissions to Environment	65 metric tons of C @ 6 kW, 743 g of NO_x, 49 g of SO_x, 160 g of CO annually
65 dBA at 3 m	Noise Level	75 dBA sheltered 92 dBA unsheltered

plugpower
POWER AHEAD

Value Proposition
Offers economic and
environmental benefits
Half the fuel expense
Offers a 20 to 30%
decrease in power
generation expense at
cell towers over 5 years
GenSys offers a 90%
reduction of carbon
dioxide over diesel
generators

Power Solution Life Cycle Cost
Diesel Generator
GenSys
Cumulative Cost
120%
100%
80%
60%
40%
20%
0%
0
1
2
3
4
5
Years

plugpower POWER AHEAD

Total Cost of Ownership Model
Higher Efficiency >     Lower OpEx >
  Lower Total Cost of Ownership
Note: All TCO model inputs are based on customer supplied data
Magntude of fuel savings dwarfs the difference in the initial capital investment, offering a payback period of ~ 2 years

Market Engagement
Focused approach to serve
•    Service providers - TTSL, Idea, Bharti, Reliance, etc
•    Infrastructure providers - WTTIL, Indus, Essar, etc
•    Integrators / full service providers - GTL, Spanco, TVS, etc
Channels
•    Direct sales
•    Partners
Flexible business model based on customer needs
•    System sales with warranty
•    Full service including system, installation and maintenance
Succeed in India, then expand into new geographies

Prime Power Summary
Addressable market of 45,000 units annually in
India for the next 4 - 5 years
Anchor order in hand - TATA (WTTIL)
Plans to double the business year over year from
2010 - 2012
Costs will continue to come down
New applications and geographies to follow
Shipments to begin later this year - will deliver
1000 units in 2010

Financial Metrics
Gerry Anderson
CFO

Unit Shipment Targets - GenDrive & GenSys
10,000
9,500
Double shipments annually
9,000
•  Both GenDrive and GenSys
8,500
product families
8,000
7,500
Market application focus
7,000
6,500
• North American lift truck
6,000
- High throughput DC’s
5,500
• Indian Telecom
5,000
- Remote prime power
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
2010 2011 2012
Year

Shipment Mix Over Forecast Period
10%
1
19%
40%
31%
GenDrive Class 1
GenDrive Class 2
GenDrive Class 3
GenSys Prime Power

Product Revenue Targets
Double revenue annually
$220.0
•  Consistent with doubling of
shipments
$200.0
$180.0
$160.0
Early stage commercial ramp
$140.0
•  Approximately equal revenue
contribution from GenDrive and
$120.0
GenSys product families
$100.0
$80.0
Key success factors
$60.0
•  Stand-up Reach Trucks
$40.0
•  Stockpickers
$20.0
•  Performance of GenSys in India
2010 2011 2012
Year
End to development stage
accounting

Gross Margin Targets
30.0%
Driving down product cost
•  Designing cost out
27.5%
•  Leveraging the supply chain
•  Low cost manufacturing
25.0%
•  Improving system reliability
22.5%
Demonstrated economic value
20.0%
to the customer
•  Value of productivity increases
17.5%
•  Fuel savings payback
15.0%
2010 2011 2012
Year

EBITDA Targets
$20.0
Profitable in 2012
$15.0
•  Exiting run rate in 2011 is
$10.0
positive
$5.0
$-
Long range goal of 30%+ GM
$(5.0)
and at least 10% EBITDA
$(10.0)
•  Both GenDrive and GenSys
$(15.0)
markets
$(20.0)
Continue to capture
$(25.0)
opportunities and work through
$(30.0)
2010 2011 2012
the challenges
Year

Operating Cash Targets
$20.0
Operating cash positive in
$15.0
2012
$10.0
$5.0
Working capital management
$-
for high growth business
$(5.0)
•  Inventory turns improvement
$(10.0)
•  Growth in A/R
•  Revolving line of credit
$(15.0)
- By 2012
$(20.0)
$(25.0)
$(30.0)
2010 2011 2012
Year

Summary
Plug Power will be profitable by 2012
Early commercial adoption phase with high growth ramp
•  Double shipments each year from 2010 to 2012
•  Comparable doubling of revenues over same time frame
Continue to drive toward 30%+ gross margins
Positive cash flow by 2012

Q & A Session